FEDERAL INCOME TAX (Details Narrative) - USD ($)	9 Months Ended		12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Dec. 31, 2021	Dec. 31, 2020
Net deferred tax asset valuation allowance	$ 102,000	$ 172,000	$ 80,000	$ 69,000
Effective tax rate for federal income taxes	21.00%	21.00%	21.00%	21.00%
Net operating loss carry forward	$ 1,746,310	$ 1,687,310	$ 1,684,310	$ 1,613,310
Federal And State [Member]
Net operating loss carry forward	$ 1,746,000	$ 1,687,000	$ 1,684,000	$ 1,613,000